UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 5, 2003

                         American Financial Realty Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                       1-31678                  02-0604479
     ----------------            ---------------------           ----------
      (State or Other              (Commission File             (IRS Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

          1725 The Fairway
           Jenkintown, PA                                          19046
----------------------------------------                     ------------------
(Address of Principal Executive Offices)                         (Zip Code)

         Registrant's Phone number, including area code: (215) 887-2280

Item 5. Other Events and Required FD Disclosure.

On November 5, 2003, the Registrant issued a press release to announce that the holders of the Registrant's common shares who are named as selling shareholders in the prospectus dated September 8, 2003, will be prevented from selling common shares under that prospectus while it is updated and supplemented. The prospectus was included as part of the Registant's resale registration statement (File No. 333-104000), and will be revised to incorporate information to be contained in the Registrant's Form 10-Q for the quarter ended September 30, 2003, and such other information as the Registrant may deem pertinent.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            None.

      (b)   Pro Forma Financial Information.

            None.

      (c)   Exhibits.

Exhibit Number                          Exhibit Title
--------------                          -------------

99.1 Press Release of the Registrant, dated November 5, 2003, regarding the suspension of use by the selling shareholders named therein of the Registrant's prospectus dated September 8, 2003.

Item 12. Results of Operations and Financial Condition

In connection with its release of earnings on November 5, 2003, the Registrant is making available its press release associated with the release of such earnings. This press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The Registrant uses non-GAAP financial measures in its earnings press release. In particular, the Registrant uses funds from operations ("FFO") and adjusted funds from operations ("AFFO"). The Registrant believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts ("REITs"). A description of these measures and the reasons why the Registrant believes such measures are useful are set forth below.

The Registrant's calculations of FFO and AFFO may differ from the methodologies for calculating FFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to other REITs. FFO and AFFO should not be considered alternatives to net income as measures of profitability, nor are they comparable to cash flows provided by operating activities determined in accordance with GAAP. Further, FFO and AFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties.

Funds from operations ("FFO")

The Registrant believes that funds from operations (FFO) is helpful to investors as a measure of the Registrant's performance as an equity REIT because it provides investors with an understanding of the Registrant's operating performance and profitability. In addition, because this measure is commonly used in the REIT industry, the Registrant's use of FFO enables investors to compare the Registrant's performance with that of other REITs.

The Registrant defines FFO as net income (loss) before minority interest in the Registrant's operating partnership (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from debt restructuring, including gains (or losses) on sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred costs) and after adjustments for unconsolidated partnerships and joint ventures.

Adjusted funds from operations ("AFFO")

AFFO is a computation made by analysts and investors to measure a real estate company's cash flow generated from operations. The Registrant believes that AFFO is helpful to investors as a measure of the Registrant's liquidity position, because along with cash flows from operating activities, this measure provides investors with an understanding of the Registrant's ability to pay dividends. In addition, because this measure is commonly used in the REIT industry, the Registrant's use of AFFO enables investors to compare the Registrant's liquidity position with that of other REITs. AFFO is generally calculated by subtracting from or adding to FFO (i) normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., leasing commissions and tenant improvement allowances), (ii) straightlining of rents and (iii) amortization of deferred costs.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN FINANCIAL REALTY TRUST

                                     By: /s/ Nicholas S. Schorsch
                                        ----------------------------------------
                                        Nicholas S. Schorsch
                                        President and Chief Executive Officer

                                     By: /s/ William P. Ciorletti
                                        ----------------------------------------
                                        William P. Ciorletti
                                        Senior Vice President - Finance
                                        and Chief Financial Officer

Dated: November 5, 2003


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

                                  EXHIBIT INDEX

Exhibit Number                          Exhibit Title
--------------                          -------------

99.1 Press Release of the Registrant, dated November 5, 2003, regarding the suspension of use by the selling shareholders named therein of the Registrant's prospectus dated September 8, 2003.